FIFTEENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT
Dated as of June 30, 2021
Between:
LOANDEPOT.COM, LLC, as Seller
and
JPMORGAN CHASE BANK, N.A., as Buyer
The Parties have agreed to amend (for the fifteenth time) the Master Repurchase Agreement dated June 3, 2016 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated October 19, 2016, the 12/16 Rewarehousing Letter Agreement, the Second Amendment to Master Repurchase Agreement dated February 28, 2017, the Third Amendment to Master Repurchase Agreement dated June 2, 2017, the Fourth Amendment to Master Repurchase Agreement dated August 31, 2017, the Fifth Amendment to Master Repurchase Agreement dated October 30, 2017, the Sixth Amendment to Master Repurchase Agreement dated November 10, 2017, the Seventh Amendment to Master Repurchase Agreement dated August 30, 2018, the Eighth Amendment to Master Repurchase Agreement dated October 15, 2018, the Ninth Amendment to Master Repurchase Agreement dated November 30, 2018, the Tenth Amendment to Master Repurchase Agreement dated April 30, 2019, the Eleventh Amendment to Master Repurchase Agreement dated August 9, 2019, the Twelfth Amendment to Master Repurchase Agreement dated October 14, 2019, the Omnibus Letter Agreement dated April 30, 2020, Thirteenth Amendment to Master Repurchase Agreement dated October 12, 2020, and the Fourteenth Amendment to Master Repurchase Agreement dated November 12, 2020, the “Amended MRA”, and as amended hereby and as further supplemented, amended or restated from time to time, the “MRA”), to revise the Margin Maintenance provisions.
All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment have the same meanings here as there. The sole numbered Section of this Amendment is numbered to correspond to the numbering of the Section of the Amended MRA amended hereby.
4.    Margin Maintenance.
A.    Section 4(a) of the Amended MRA is amended in its entirety to read as follows:
    (a)    Margin Deficit. If at any time the sum of the Margin Amounts of all Purchased Mortgage Loans then subject to Transactions is less than the sum of their Repurchase Prices, a margin deficit (“Margin Deficit”) will exist, and if the Margin Deficit exceeds Two Hundred Fifty Thousand Dollars ($250,000), Buyer, by notice to Seller (a “Margin Call”), may require Seller to transfer to Buyer (x) cash, or (y) if Buyer is willing to accept them in lieu of cash, additional Eligible Mortgage Loans reasonably acceptable to Buyer (“Additional Purchased

Mortgage Loans”), or (z) a combination, to the extent (if any) acceptable to Buyer, of cash and Additional Purchased Mortgage Loans, so that immediately after such transfer(s) the sum of (i) such cash, if any, so transferred to Buyer plus (ii) the aggregate of the Margin Amounts of all Purchased Mortgage Loans for all Transactions outstanding at that time, including any such Additional Purchased Mortgage Loans, will be at least equal to the sum of the Repurchase Prices of all Purchased Mortgage Loans then subject to outstanding Transactions.
B.    Section 4(c) of the Amended MRA is amended in its entirety to read as follows:
    (c)    Margin Excess. If on any day after Seller has transferred cash or Additional Purchased Mortgage Loans to Buyer pursuant to Section 4(b), the sum of (i) the cash paid to Buyer and (ii) the aggregate of the Margin Amounts of all Purchased Mortgage Loans for all Transactions at that time, including any such Additional Purchased Mortgage Loans, exceeds the sum of the Repurchase Prices of all such Purchased Mortgage Loans by more than Two Hundred Fifty Thousand Dollars ($250,000), then at the request of Seller, Buyer shall return a portion of the cash or Additional Purchased Mortgage Loans to Seller so that the remaining sum of (i) and (ii) does not exceed the sum of such Repurchase Prices; provided that the sum of the cash plus the value of Additional Purchased Mortgage Loans returned shall be strictly limited to an amount, after the return of which, no Margin Deficit will exist.

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As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By: /s/ Laura Carter
Laura Carter
Authorized Officer

LOANDEPOT.COM, LLC

By: /s/ Patrick Flanagan
Patrick Flanagan
Chief Financial Officer

Counterpart Signature Page to Fifteenth Amendment to Master Repurchase Agreement